UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:	(811-07237)

Exact name of registrant as specified in charter:	Putnam Investment Funds

Address of principal executive offices:	One Post Office Square, Boston, Massachusetts 02109

Name and address of agent for service:	Robert T. Burns, Vice President One Post Office Square Boston, Massachusetts 02109

Copy to:	John W. Gerstmayr, Esq. Ropes & Gray LLP 800 Boylston Street Boston, Massachusetts 02199-3600

Registrant’s telephone number, including area code:	(617) 292-1000

Date of fiscal year end:	September 30, 2012

Date of reporting period:	October 1, 2011 — March 31, 2012

Item 1. Report to Stockholders:

The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940:

FUND SYMBOL
(CLASS A SHARES)

PINOX

Putnam International Growth Fund

Semiannual report 3|31|12

A world of investing.™

Putnam INVESTMENTS

GROWTH FUNDS look for stocks of companies that have the potential to grow over time.

Putnam
International Growth
Fund

Semiannual report
3 | 31 | 12

Message from the Trustees	1

About the fund	2

Performance snapshot	4

Interview with your fund’s portfolio manager	5

Your fund’s performance	11

Your fund’s expenses	13

Terms and definitions	15

Other information for shareholders	16

Financial statements	17

Consider these risks before investing: International investing involves certain risks, such as currency fluctuations, economic instability, and political developments. Additional risks may be associated with emerging-market securities, including illiquidity and volatility. Investments in small and/or midsize companies increase the risk of greater price fluctuations. The use of derivatives involves additional risks, such as the potential inability to terminate or sell derivatives positions and the potential failure of the other party to the instrument to meet its obligations. Growth stocks may be more susceptible to earnings disappointments, and the market may not favor growth-style investing. The prices of stocks in the fund’s portfolio may fall or fail to rise over extended periods of time for a variety of reasons, including both general financial market conditions and factors related to a specific issuer or industry.

Message from the Trustees

Dear Fellow Shareholder:

After a quarter century of trending lower, U.S. Treasury rates have shown some upward movement on signs of an improving economy during the past few months. Greece’s successful debt restructuring and some better-than-expected economic data in the United States have helped to coax investors off the sidelines and back into the markets. While we believe the historic bull market in government debt is likely near its close, fixed-income markets today continue to offer myriad investing opportunities.

Investing in fixed-income markets, however, requires particular expertise and the capacity for deep security-level research. We believe Putnam’s veteran fixed-income team is well suited to that task, and offers a long-term track record of uncovering attractive opportunities across all sectors of the bond markets.

In other news, please join us in welcoming the return of Elizabeth T. Kennan to the Board of Trustees. Dr. Kennan, who served as a Trustee from 1992 until 2010, has rejoined the Board, effective January 1, 2012. Dr. Kennan is a Partner of Cambus-Kenneth Farm (thoroughbred horse breeding and general farming), and is also President Emeritus of Mount Holyoke College.

We would also like to take this opportunity to welcome new shareholders to the fund and to thank all of our investors for your continued confidence in Putnam.

Putnam International Growth Fund

Targeting the world of growth potential outside the United States

Since 1995, Putnam International Growth Fund has invested in stocks of companies outside the United States with growth potential. Backed by a team of skilled analysts, Portfolio Manager Jeff Sacknowitz targets companies of all sizes in both developed and emerging markets.

A diverse range of markets

The fund can invest across a diverse range of markets, including the developed markets of Europe, Canada, Japan, Australia, and the United States, as well as the developing markets of Latin America, Asia, Eastern Europe, and Africa.

Putnam International Growth Fund invested in 26 countries outside the United States as of March 31, 2012.

Illustration sources:
MSCI EAFE Index, MSCI Emerging Markets Index.

Capital investment may drive future growth in international markets

Capital investment — spending by businesses to purchase fixed assets such as land, machinery, or buildings — is one of the keys for sustaining long-term economic growth. Most regions of the world are benefiting from a higher ratio of investment to gross domestic product (GDP) than is the United States.

Capital investment as a percentage of GDP across regions

European Union
United States
Newly industrialized Asian economies
Latin America and the Caribbean
30%
25
20
15
10
5
0
2011
2012*
2013*

* *Estimated.*
Sources: International Monetary Fund, World Economic Outlook Database, April 2012; Haver Analytics.

"We have an intensive process for screening international markets for companies that exhibit robust growth characteristics while also offering attractive valuations."

Jeffrey B. Sacknowitz
Portfolio Manager
Putnam International Growth Fund

2
3

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. Share price, principal value, and return will fluctuate, and you may have a gain or a loss when you sell your shares. Performance of class A shares assumes reinvestment of distributions and does not account for taxes. Fund returns in the bar chart do not reflect a sales charge of 5.75%; had they, returns would have been lower. See pages 5 and 11–12 for additional performance information. For a portion of the periods, the fund had expense limitations, without which returns would have been lower. A short-term trading fee of 1% may apply to redemptions or exchanges from certain funds within the time period specified in the fund’s prospectus. To obtain the most recent month-end performance, visit putnam.com.

Recent performance may have benefited from one or more legal settlements.

* Returns for the six-month period are not annualized, but cumulative.

Interview with your fund’s portfolio manager

The fund outperformed its benchmark during the past six months. How do you account for this strong showing?

At the start of the period, markets were both negative and very highly correlated, with little differentiation between more and less attractive stocks. We focus on companies that we believe have better growth potential and whose stocks are cheaper than their peers’ stocks, and the negative environment early in the period presented an opportunity for us to increase our holdings of such companies. This methodology was validated as market correlations declined during the period, and the stocks that we had purchased earlier in the year outperformed as the market focus returned to stock fundamentals. Both stock selection and sector/country weightings helped drive the fund’s performance during the period.

Do you expect the markets to remain differentiated going forward, or is there a risk that market correlations could rise once again?

At the moment, European risks are again drawing investors’ attention, and this is causing a pullback in global equity markets. Outside Germany and some of the Scandinavian countries, European nations continue to suffer from high unemployment and unsustainable debt burdens to varying degrees, and will remain subject to changing policy decisions from the European Central

This comparison shows your fund’s performance in the context of broad market indexes for the six months ended 3/31/12. See pages 4 and 11–12 for additional fund performance information. Index descriptions can be found on page 15.

Bank [ECB]. Recent political developments in Europe also suggest that policy volatility might increase under the pressure of difficult economic conditions. We are likely to remain in an environment where episodic rises in macro/political worries cause sporadic increases in correlations, followed by reductions in such correlations as [temporary] solutions emerge for the immediate cause of the worries.

Given the severe difficulties facing Europe, it remains unlikely, in our view, that any robust and durable solutions will be found in the near term. We believe that the more likely path is one where painful decisions are put off until market stress reaches levels that force action, and at those points policies can be enacted to partially relieve the symptoms of the immediate problems that are vexing markets. In other words, Europe will employ band-aids and aspirin, instead of opting for surgery. But the volatility in markets means that just as policy inaction causes severe market stress, we believe that the temporary policy workarounds that result will likely lead to significant relief rallies. More importantly, assuming such steps succeed in addressing immediate concerns, we believe that extreme economic conditions can be avoided, and thus the contagion impact of Europe on other regions might be limited. We continue to look for attractive growth opportunities around the globe that we think might be relatively less damaged by European contagion than markets are discounting during periods of market stress.

As international equity markets bounced back, did any sectors exhibit particularly strong performance?

Information technology, which was one of the hardest-hit sectors in the sell-off last year, performed well once correlations declined late in 2011. A variety of opportunities, from bellwether names to smaller-company component-makers in the global technology supply chain, exhibited attractive valuations, in our view, and this led us to increase the portfolio’s weight to technology stocks.

Country allocations are shown as a percentage of the fund’s net assets. Summary information may differ from the portfolio schedule included in the financial statements due to the inclusion of derivative securities and the exclusion of as-of trades, if any. Weightings will vary over time.

Similarly, in the wake of the ECB’s long-term refinancing operations [LTROs], we found some opportunities for investment in financial companies.

Did your research uncover any opportunities that performed well as correlations declined?

Visiting other companies is an important part of our research process, and this turned up some excellent opportunities for the fund during the period. Last September and November, for example, I made two trips to Asia with a number of analyst colleagues, and we were impressed by the management and business prospects of two companies, in particular: Galaxy Entertainment Group, a Hong Kong-based casino operator, and Media Nusantara, a TV station operator in Indonesia. When we met with the management of Galaxy, we felt that the market was radically underpricing the company’s stock. We think this occurred because the market was giving too much credence to fears that rumored changes in regulation, including regulatory changes in Korea, would negatively affect Galaxy’s bottom line. In fact, the company operates its casinos in Macau, a special administrative region of China, which is mainly visited by Chinese nationals. Galaxy’s stock shot up dramatically during the period as Macau’s gambling and tourism industries displayed strong results. We locked in profits for the fund by selling Galaxy’s stock during the period.

In the case of Media Nusantara, the company is a beneficiary of its home country’s [Indonesia’s] rapid economic change. The company had the first, third, and fourth-ranked television stations in the

This table shows the fund’s top 10 holdings by percentage of the fund’s net assets as of 3/31/12. Short-term holdings are excluded. Holdings will vary over time.

country as of fall 2011. As the company shifted its content to soap operas — which quickly became some of the most popular content in the country — Media Nusantara was able to dramatically increase its advertising revenues at a rate significantly higher than its operational costs. In a few months, the company’s third-ranked station rose to number two, and the stock doubled during this period. In the wake of this positive outcome, we reduced the fund’s position in the stock.

Which other holdings contributed to fund performance?

We believed that profit growth was being mispriced for Spain-based Grifols, a blood plasma-products pharmaceutical company. During the period, Grifols completed its acquisition of North Carolina-based Talecris, another blood plasma and therapeutics manufacturer, and this had a strong positive effect for Grifols. The Putnam equity analyst who covers the stock correctly thought that Grifols would realize substantial cost benefits and improved profit growth potential as a result of the acquisition. Given the market’s initial misreading of the upside for the stock, our decision to increase our position in the stock paid off as the share price rose later in the period.

Which holdings held back performance?

Australia-based Rio Tinto, which is one of the fund’s largest holdings, suffered due to macroeconomic concerns during the period. Materials companies such as Rio Tinto — like a variety of companies dealing in the “hard” commodities of iron ore and other metals — had a difficult time over the past six months, largely as a result of concerns over global growth. Many market participants worry, for example, that China’s growth will slow substantially. By contrast, we believe that although growth will slow, the rate of growth will remain in the 7.5%-to-8.5% range, which would be the equivalent of an economic “soft landing” for that country. Consequently, we maintain the fund’s position in Rio Tinto.

This chart shows the fund’s largest allocation shifts, by percentage, over the past six months. Weightings are shown as a percentage of net assets. Summary information may differ from the portfolio schedule included in the financial statements due to the inclusion of derivative securities and the exclusion of as-of trades, if any. Holdings will vary over time.

Rakuten, which we think of as the “Amazon.com of Japan,” also negatively impacted performance during the period. We believe Rakuten offers some of the best growth prospects among Japanese companies going forward, as we expect Internet shopping in Japan to continue to significantly outpace general economic activity. Rakuten also has a unique financing structure for its customers, which we believe is poorly understood by the market, but should contribute significantly to the company’s growth potential. We maintain the fund’s position in the stock.

Konami, which has excelled in making games for social media, suffered due to concerns that the Japanese government would put restrictions on certain aspects of social gaming. While we believe there is risk of some government-increased restrictions, we believe that the impact on Konami’s earnings will be less than the market is discounting. We continue to hold the stock in the portfolio.

What is your outlook for the global economy and international growth stocks?

While stressed macroeconomic conditions in various markets suggest we should expect episodic rises due to the market’s concerns over risk, we believe that the global economy will continue to exhibit moderate growth. The United States, we think, should continue to experience a slow recovery. Although we expect China’s growth likely will remain subdued relative to its double-digit highs of recent years, China is unlikely, in our view, to experience a drastic economic slowdown. We expect Chinese policymakers will maintain efforts to control inflationary pressures, and that they will be able to maintain growth close to their stated target levels. We also expect that Europe will continue to find ways to muddle through its debt problems, though it is unlikely that they will be solved in the near or intermediate term.

In this environment, we continue to seek to invest in inexpensive growth stocks, and we are cautiously optimistic that our stock-picking focus and growth-investing method will continue to put the fund in good stead.

Thank you, Jeff, for this update on the fund.

The views expressed in this report are exclusively those of Putnam Management and are subject to change. They are not meant as investment advice.

Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund’s investment strategy and may vary in the future. Current and future portfolio holdings are subject to risk.

Portfolio Manager Jeffrey B. Sacknowitz has an M.A. in Political Economy and International Relations from Princeton University, an M.A. in International Relations and Japanese Politics from the University of Tokyo, and a B.A. from Colgate University. He joined Putnam in 1999 and has been in the investment industry since 1993.

IN THE NEWS

Thirteen years after the 17-member eurozone adopted a single currency, Greece became the first member country to officially default. All three major ratings agencies — Standard & Poor’s, Moody’s Investors Service, and Fitch Ratings — have declared Greece to be in default on its sovereign debt. The majority of private holders of Greek bonds have agreed to exchange their existing bonds for new, longer-dated ones with lower interest rates and substantially lower face values. In addition to the country’s debt restructuring, sellers of credit-default swaps — a form of private insurance against default — have agreed to pay approximately $2.5 billion to settle their contracts. Both the debt restructuring and the credit-default swap settlement were completed without triggering a wave of deleveraging or a liquidity crisis within the European banking sector, thus avoiding the long-feared worst-case scenario for investors. Nonetheless, Europe’s structural imbalances likely will remain with us for some time.

Your fund’s performance

This section shows your fund’s performance, price, and distribution information for periods ended March 31, 2012, the end of the first half of its current fiscal year. In accordance with regulatory requirements for mutual funds, we also include expense information taken from the fund’s current prospectus. Performance should always be considered in light of a fund’s investment strategy. Data represent past performance. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate, and you may have a gain or a loss when you sell your shares. Performance information does not reflect any deduction for taxes a shareholder may owe on fund distributions or on the redemption of fund shares. For the most recent month-end performance, please visit the Individual Investors section at putnam.com or call Putnam at 1-800-225-1581. Class R and class Y shares are not available to all investors. See the Terms and Definitions section in this report for definitions of the share classes offered by your fund.

Fund performance Total return for periods ended 3/31/12

	Class A		Class B		Class C		Class M		Class R	Class Y
(inception dates)	(1/3/95)		(7/21/95)		(2/1/99)		(7/21/95)		(12/1/03)	(10/4/05)

	Before	After					Before	After	Net	Net
	sales	sales	Before	After	Before	After	sales	sales	asset	asset
	charge	charge	CDSC	CDSC	CDSC	CDSC	charge	charge	value	value

Annual average
(life of fund)	6.34%	5.98%	5.56%	5.56%	5.55%	5.55%	5.83%	5.61%	6.09%	6.45%

10 years	86.71	75.97	73.21	73.21	73.09	73.09	77.58	71.40	82.41	89.84
Annual average	6.44	5.81	5.65	5.65	5.64	5.64	5.91	5.54	6.20	6.62

5 years	–7.64	–12.97	–10.99	–12.67	–11.08	–11.08	–9.87	–13.01	–8.76	–6.41
Annual average	–1.58	–2.74	–2.30	–2.67	–2.32	–2.32	–2.06	–2.75	–1.82	–1.32

3 years	68.04	58.45	64.49	61.49	64.23	64.23	65.58	59.73	66.84	69.42
Annual average	18.89	16.58	18.04	17.32	17.98	17.98	18.30	16.89	18.60	19.21

1 year	–8.28	–13.55	–8.92	–13.34	–8.97	–9.85	–8.70	–11.89	–8.48	–8.02

6 months	20.57	13.63	20.21	15.21	20.08	19.08	20.31	16.09	20.47	20.75

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. After-sales-charge returns for class A and M shares reflect the deduction of the maximum 5.75% and 3.50% sales charge, respectively, levied at the time of purchase. Class B share returns after contingent deferred sales charge (CDSC) reflect the applicable CDSC, which is 5% in the first year, declining over time to 1% in the sixth year, and is eliminated thereafter. Class C share returns after CDSC reflect a 1% CDSC for the first year that is eliminated thereafter. Class R and Y shares have no initial sales charge or CDSC. Performance for class B, C, M, R, and Y shares before their inception is derived from the historical performance of class A shares, adjusted for the applicable sales charge (or CDSC) and the higher operating expenses for such shares, except for class Y shares, for which 12b-1 fees are not applicable.

Recent performance may have benefited from one or more legal settlements.

For a portion of the periods, the fund had expense limitations, without which returns would have been lower.

Class B share performance does not reflect conversion to class A shares.

A short-term trading fee of 1% may apply to redemptions or exchanges from certain funds within the time period specified in the fund’s prospectus.

Comparative index returns For periods ended 3/31/12

		Lipper International Large-Cap Growth
	MSCI EAFE Growth Index (ND)	Funds category average*

Annual average (life of fund)	3.48%	5.76%

10 years	70.92	77.13
Annual average	5.51	5.77

5 years	–9.12	–5.41
Annual average	–1.89	–1.19

3 years	63.21	65.42
Annual average	17.74	18.21

1 year	–3.71	–4.70

6 months	16.39	18.59

Index and Lipper results should be compared with fund performance before sales charge, before CDSC, or at net asset value.

* Over the 6-month, 1-year, 3-year, 5-year, 10-year, and life-of-fund periods ended 3/31/12, there were 228, 226, 214, 180, 113, and 32 funds, respectively, in this Lipper category.

Fund price and distribution information For the six-month period ended 3/31/12

Distributions	Class A		Class B	Class C	Class M		Class R	Class Y

Number	1		1	1	1		1	1

Income	$0.503		$0.365	$0.388	$0.421		$0.466	$0.545

Capital gains	—		—	—	—		—	—

Total	$0.503		$0.365	$0.388	$0.421		$0.466	$0.545

	Before	After	Net	Net	Before	After	Net	Net
	sales	sales	asset	asset	sales	sales	asset	asset
Share value	charge	charge	value	value	charge	charge	value	value

9/30/11	$13.10	$13.90	$12.04	$12.35	$12.40	$12.85	$12.90	$13.17

3/31/12	15.21	16.14	14.05	14.38	14.43	14.95	15.00	15.27

The classification of distributions, if any, is an estimate. Before-sales-charge share value and current dividend rate for class A and M shares, if applicable, do not take into account any sales charge levied at the time of purchase. After-sales-charge share value, current dividend rate, and current 30-day SEC yield, if applicable, are calculated assuming that the maximum sales charge (5.75% for class A shares and 3.50% for class M shares) was levied at the time of purchase. Final distribution information will appear on your year-end tax forms.

Your fund’s expenses

As a mutual fund investor, you pay ongoing expenses, such as management fees, distribution fees (12b-1 fees), and other expenses. Using the following information, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You may also pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial representative.

Expense ratios

	Class A	Class B	Class C	Class M	Class R	Class Y

Total annual operating expenses for the fiscal year
ended 9/30/11	1.59%	2.34%	2.34%	2.09%	1.84%	1.34%

Annualized expense ratio for the six-month period
ended 3/31/12*	1.54%	2.29%	2.29%	2.04%	1.79%	1.29%

Fiscal-year expense information in this table is taken from the most recent prospectus, is subject to change, and may differ from that shown for the annualized expense ratio and in the financial highlights of this report. Expenses are shown as a percentage of average net assets.

* Includes a decrease of 0.07% from annualizing the performance fee adjustment for the six months ended 3/31/12.

Expenses per $1,000

The following table shows the expenses you would have paid on a $1,000 investment in the fund from October 1, 2011, to March 31, 2012. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

	Class A	Class B	Class C	Class M	Class R	Class Y

Expenses paid per $1,000*†	$8.49	$12.61	$12.60	$11.24	$9.87	$7.12

Ending value (after expenses)	$1,205.70	$1,202.10	$1,200.80	$1,203.10	$1,204.70	$1,207.50

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 3/31/12. The expense ratio may differ for each share class.

† Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

Estimate the expenses you paid

To estimate the ongoing expenses you paid for the six months ended March 31, 2012, use the following calculation method. To find the value of your investment on October 1, 2011, call Putnam at 1-800-225-1581.

Compare expenses using the SEC’s method

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the following table shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total costs) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

	Class A	Class B	Class C	Class M	Class R	Class Y

Expenses paid per $1,000*†	$7.77	$11.53	$11.53	$10.28	$9.02	$6.51

Ending value (after expenses)	$1,017.30	$1,013.55	$1,013.55	$1,014.80	$1,016.05	$1,018.55

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 3/31/12. The expense ratio may differ for each share class.

† Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

Terms and definitions

Important terms

Total return shows how the value of the fund’s shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Before sales charge, or net asset value, is the price, or value, of one share of a mutual fund, without a sales charge. Before-sales-charge figures fluctuate with market conditions, and are calculated by dividing the net assets of each class of shares by the number of outstanding shares in the class.

After sales charge is the price of a mutual fund share plus the maximum sales charge levied at the time of purchase. After-sales-charge performance figures shown here assume the 5.75% maximum sales charge for class A shares and 3.50% for class M shares.

Contingent deferred sales charge (CDSC) is generally a charge applied at the time of the redemption of class B or C shares and assumes redemption at the end of the period. Your fund’s class B CDSC declines over time from a 5% maximum during the first year to 1% during the sixth year. After the sixth year, the CDSC no longer applies. The CDSC for class C shares is 1% for one year after purchase.

Share classes

Class A shares are generally subject to an initial sales charge and no CDSC (except on certain redemptions of shares bought without an initial sales charge).

Class B shares are not subject to an initial sales charge. They may be subject to a CDSC.

Class C shares are not subject to an initial sales charge and are subject to a CDSC only if the shares are redeemed during the first year.

Class M shares have a lower initial sales charge and a higher 12b-1 fee than class A shares and no CDSC (except on certain redemptions of shares bought without an initial sales charge).

Class R shares are not subject to an initial sales charge or CDSC and are available only to certain defined contribution plans.

Class Y shares are not subject to an initial sales charge or CDSC, and carry no 12b-1 fee. They are generally only available to corporate and institutional clients and clients in other approved programs.

Comparative indexes

Barclays Capital U.S. Aggregate Bond Index is an unmanaged index of U.S. investment-grade fixed-income securities.

BofA (Bank of America) Merrill Lynch U.S. 3-Month Treasury Bill Index is an unmanaged index that seeks to measure the performance of U.S. Treasury bills available in the marketplace.

MSCI EAFE Growth Index (ND) is an unmanaged index of equity securities from developed countries in Western Europe, the Far East, and Australasia.

S&P 500 Index is an unmanaged index of common stock performance.

Indexes assume reinvestment of all distributions and do not account for fees. Securities and performance of a fund and an index will differ. You cannot invest directly in an index.

Lipper is a third-party industry-ranking entity that ranks mutual funds. Its rankings do not reflect sales charges. Lipper rankings are based on total return at net asset value relative to other funds that have similar current investment styles or objectives as determined by Lipper. Lipper may change a fund’s category assignment at its discretion. Lipper category averages reflect performance trends for funds within a category.

Other information for shareholders

Important notice regarding delivery of shareholder documents

In accordance with Securities and Exchange Commission (SEC) regulations, Putnam sends a single copy of annual and semiannual shareholder reports, prospectuses, and proxy statements to Putnam shareholders who share the same address, unless a shareholder requests otherwise. If you prefer to receive your own copy of these documents, please call Putnam at 1-800-225-1581, and Putnam will begin sending individual copies within 30 days.

Proxy voting

Putnam is committed to managing our mutual funds in the best interests of our shareholders. The Putnam funds’ proxy voting guidelines and procedures, as well as information regarding how your fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2011, are available in the Individual Investors section of putnam.com, and on the SEC’s website, www.sec.gov. If you have questions about finding forms on the SEC’s website, you may call the SEC at 1-800-SEC-0330. You may also obtain the Putnam funds’ proxy voting guidelines and procedures at no charge by calling Putnam’s Shareholder Services at 1-800-225-1581.

Fund portfolio holdings

The fund will file a complete schedule of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Shareholders may obtain the fund’s Forms N-Q on the SEC’s website at www.sec.gov. In addition, the fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. You may call the SEC at 1-800-SEC-0330 for information about the SEC’s website or the operation of the Public Reference Room.

Trustee and employee fund ownership

Putnam employees and members of the Board of Trustees place their faith, confidence, and, most importantly, investment dollars in Putnam mutual funds. As of March 31, 2012, Putnam employees had approximately $353,000,000 and the Trustees had approximately $81,000,000 invested in Putnam mutual funds. These amounts include investments by the Trustees’ and employees’ immediate family members as well as investments through retirement and deferred compensation plans.

Financial statements

A guide to financial statements

These sections of the report, as well as the accompanying Notes, constitute the fund’s financial statements.

The fund’s portfolio lists all the fund’s investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund’s net assets and share price are determined. All investment and non-investment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares. (For funds with preferred shares, the amount subtracted from total assets includes the liquidation preference of preferred shares.)

Statement of operations shows the fund’s net investment gain or loss. This is done by first adding up all the fund’s earnings — from dividends and interest income — and subtracting its operating expenses to determine net investment income (or loss). Then, any net gain or loss the fund realized on the sales of its holdings — as well as any unrealized gains or losses over the period — is added to or subtracted from the net investment result to determine the fund’s net gain or loss for the fiscal period.

Statement of changes in net assets shows how the fund’s net assets were affected by the fund’s net investment gain or loss, by distributions to shareholders, and by changes in the number of the fund’s shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned. Dividend sources are estimated at the time of declaration. Actual results may vary. Any non-taxable return of capital cannot be determined until final tax calculations are completed after the end of the fund’s fiscal year.

Financial highlights provide an overview of the fund’s investment results, per-share distributions, expense ratios, net investment income ratios, and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlights table also includes the current reporting period.

The fund’s portfolio 3/31/12 (Unaudited)

COMMON STOCKS (96.6%)*	Shares	Value

Aerospace and defense (2.5%)
Embraer SA ADR (Brazil)	66,600	$2,129,868

European Aeronautic Defense and Space Co. NV (France)	118,486	4,852,150

MTU Aero Engines Holding AG (Germany)	20,001	1,610,923

		8,592,941
Airlines (0.4%)
AirAsia Bhd (Malaysia)	1,123,600	1,265,357

		1,265,357
Automobiles (3.0%)
Bayerische Motoren Werke (BMW) AG (Germany)	24,295	2,184,883

Dongfeng Motor Group Co., Ltd. (China)	460,000	830,489

Fiat SpA (Italy) S	509,712	2,996,570

Nissan Motor Co., Ltd. (Japan)	330,800	3,521,020

Porsche Automobil Holding SE (Preference) (Germany)	17,151	1,012,187

		10,545,149
Beverages (2.5%)
Anheuser-Busch InBev NV (Belgium)	120,092	8,773,930

		8,773,930
Biotechnology (2.1%)
Biotest AG-Vorzugsaktien (Preference) (Germany)	30,756	1,831,510

Grifols SA ADR (Spain) †	688,571	5,308,882

		7,140,392
Building products (0.6%)
Compagnie de Saint-Gobain (France)	44,107	1,969,772

		1,969,772
Chemicals (3.4%)
BASF SE (Germany)	45,673	3,995,353

Lanxess AG (Germany)	32,211	2,662,648

Syngenta AG (Switzerland)	11,429	3,951,469

Uralkali (Russia)	167,904	1,276,980

		11,886,450
Commercial banks (7.4%)
Australia & New Zealand Banking Group, Ltd. (Australia)	67,442	1,624,938

Banco Bilbao Vizcaya Argentaria SA (BBVA) (Spain)	103,592	824,404

Barclays PLC (United Kingdom)	662,943	2,494,539

China Construction Bank Corp. (China)	5,130,000	3,963,660

Itau Unibanco Holding SA ADR (Preference) (Brazil)	103,400	1,984,246

Mitsubishi UFJ Financial Group, Inc. (Japan)	436,100	2,170,753

Sberbank of Russia ADR (Russia) †	288,843	3,708,744

Standard Chartered PLC (United Kingdom)	196,421	4,901,139

Turkiye Vakiflar Bankasi Tao (Turkey)	635,356	1,204,906

UniCredito Italiano SpA (Italy)	567,952	2,845,085

		25,722,414
Communications equipment (1.2%)
Qualcomm, Inc.	28,900	1,965,778

Telefonaktiebolaget LM Ericsson Class B (Sweden)	204,827	2,122,327

		4,088,105
Computers and peripherals (0.3%)
SanDisk Corp. †	20,200	1,001,718

		1,001,718

COMMON STOCKS (96.6%)* cont.	Shares	Value

Construction and engineering (1.1%)
Carillion PLC (United Kingdom)	290,915	$1,388,511

Chiyoda Corp. (Japan)	74,000	939,640

Daelim Industrial Co., Ltd. (South Korea)	13,878	1,500,424

		3,828,575
Diversified consumer services (0.3%)
Educomp Solutions, Ltd. (India)	223,119	845,483

		845,483
Diversified financial services (2.8%)
BM&F Bovespa SA (Brazil)	249,300	1,535,036

Citigroup, Inc.	74,800	2,733,940

ING Groep NV GDR (Netherlands) †	203,067	1,691,877

ORIX Corp. (Japan)	38,900	3,712,819

		9,673,672
Diversified telecommunication services (0.5%)
Telenet Group Holding NV (Belgium)	42,349	1,752,601

		1,752,601
Electrical equipment (2.4%)
Mitsubishi Electric Corp. (Japan)	547,000	4,837,550

Schneider Electric SA (France)	55,419	3,620,964

		8,458,514
Electronic equipment, instruments, and components (1.5%)
Hollysys Automation Technologies, Ltd. (China) †	172,800	1,831,680

Hon Hai Precision Industry Co., Ltd. (Taiwan)	850,600	3,299,859

		5,131,539
Energy equipment and services (0.9%)
Technip SA (France)	26,540	3,126,563

		3,126,563
Food and staples retail (2.6%)
Jeronimo Martins, SGPS, SA (Portugal) †	143,691	2,927,311

Lawson, Inc. (Japan)	36,100	2,272,333

Olam International, Ltd. (Singapore)	434,318	815,394

WM Morrison Supermarkets PLC (United Kingdom)	664,955	3,169,517

		9,184,555
Food products (5.0%)
Associated British Foods PLC (United Kingdom)	121,778	2,376,365

Danone (France)	83,787	5,844,352

First Resources, Ltd. (Singapore)	810,000	1,230,739

Kerry Group PLC Class A (Ireland)	128,998	5,969,947

Nestle SA (Switzerland)	28,573	1,797,880

		17,219,283
Gas utilities (0.9%)
Tokyo Gas Co., Ltd. (Japan)	649,000	3,057,992

		3,057,992
Health-care equipment and supplies (0.2%)
Biosensors International Group, Ltd. (Singapore) †	697,000	834,482

		834,482
Hotels, restaurants, and leisure (1.7%)
Compass Group PLC (United Kingdom)	441,369	4,627,634

TUI Travel PLC (United Kingdom)	414,302	1,300,834

		5,928,468
Industrial conglomerates (2.9%)
Siemens AG (Germany)	56,601	5,706,193

Tyco International, Ltd.	76,600	4,303,388

		10,009,581

COMMON STOCKS (96.6%)* cont.	Shares	Value

Insurance (3.9%)
AIA Group, Ltd. (Hong Kong)	979,200	$3,587,414

China Pacific Insurance (Group) Co., Ltd. (China)	495,600	1,534,879

Ping An Insurance (Group) Co. of China, Ltd. (China)	88,500	668,974

Prudential PLC (United Kingdom)	395,823	4,732,567

Swiss Re AG (Switzerland)	47,134	3,010,164

		13,533,998
Internet and catalog retail (0.6%)
Rakuten, Inc. (Japan)	1,995	2,089,725

		2,089,725
Internet software and services (3.1%)
Baidu, Inc. ADR (China) †	40,700	5,932,839

Telecity Group PLC (United Kingdom) †	163,535	1,927,803

Tencent Holdings, Ltd. (China)	106,100	2,959,386

		10,820,028
IT Services (0.1%)
Amadeus IT Holding SA Class A (Spain)	25,928	489,309

		489,309
Machinery (1.3%)
Fiat Industrial SpA (Italy) †	286,126	3,052,849

Volvo AB Class B (Sweden)	108,350	1,578,787

		4,631,636
Media (3.6%)
British Sky Broadcasting Group PLC (United Kingdom)	224,768	2,430,332

Jupiter Telecommunications Co., Ltd. (Japan)	1,338	1,340,101

Kabel Deutschland Holding AG (Germany) †	28,711	1,773,296

Media Nusantara Citra Tbk PT (Indonesia)	3,901,000	802,043

Pearson PLC (United Kingdom)	119,530	2,227,344

WPP PLC (Ireland)	275,782	3,769,315

		12,342,431
Metals and mining (4.8%)
ArcelorMittal (France)	33,467	639,619

BHP Billiton, Ltd. (Australia)	18,159	651,014

First Quantum Minerals, Ltd. (Canada)	28,100	535,828

Fortescue Metals Group, Ltd. (Australia)	278,168	1,674,095

Newcrest Mining, Ltd. (Australia)	36,715	1,128,767

Rio Tinto, Ltd. (Australia)	142,347	9,643,237

Xstrata PLC (United Kingdom)	148,691	2,540,039

		16,812,599
Multiline retail (0.9%)
PPR SA (France)	18,402	3,166,014

		3,166,014
Multi-utilities (0.7%)
Centrica PLC (United Kingdom)	478,796	2,423,101

		2,423,101
Office electronics (1.0%)
Canon, Inc. (Japan)	72,600	3,429,576

		3,429,576
Oil, gas, and consumable fuels (7.6%)
BG Group PLC (United Kingdom)	268,199	6,211,696

Canadian Natural Resources, Ltd. (Canada)	108,900	3,609,438

Gazprom OAO ADR (Russia)	265,700	3,286,709

Inpex Corp. (Japan)	637	4,302,078

COMMON STOCKS (96.6%)* cont.	Shares	Value

Oil, gas, and consumable fuels cont.
Origin Energy, Ltd. (Australia)	120,832	$1,670,937

Royal Dutch Shell PLC Class A (United Kingdom)	84,824	2,962,487

Tullow Oil PLC (United Kingdom)	184,094	4,496,382

		26,539,727
Pharmaceuticals (5.8%)
Astellas Pharma, Inc. (Japan)	125,100	5,138,818

Bayer AG (Germany)	10,968	771,482

GlaxoSmithKline PLC (United Kingdom)	92,761	2,072,005

Mitsubishi Tanabe Pharma (Japan)	65,300	915,951

Roche Holding AG-Genusschein (Switzerland)	12,119	2,109,111

Sanofi (France)	53,355	4,143,620

Teva Pharmaceutical Industries, Ltd. ADR (Israel)	108,300	4,879,998

		20,030,985
Real estate management and development (1.1%)
LSR Group OJSC GDR (Russia)	209,545	1,236,316

Mitsui Fudosan Co., Ltd. (Japan)	131,000	2,505,413

		3,741,729
Road and rail (0.6%)
Localiza Rent a Car SA (Brazil)	122,100	2,247,424

		2,247,424
Semiconductors and semiconductor equipment (2.9%)
Advanced Micro Devices, Inc. †	203,600	1,632,872

Samsung Electronics Co., Ltd. (South Korea)	2,412	2,714,179

SK-Hynix, Inc. (South Korea)	77,660	2,004,814

Spreadtrum Communications, Inc. ADR (China)	73,700	1,216,050

Taiwan Semiconductor Manufacturing Co., Ltd. (Taiwan)	280,000	805,435

Texas Instruments, Inc.	51,500	1,730,915

		10,104,265
Software (2.3%)
Konami Corp. (Japan)	93,600	2,652,961

Nintendo Co., Ltd. (Japan)	9,800	1,474,085

SAP AG (Germany)	56,388	3,937,716

		8,064,762
Specialty retail (1.7%)
Cia Hering (Brazil)	107,700	2,781,810

Kingfisher PLC (United Kingdom)	634,919	3,114,703

		5,896,513
Textiles, apparel, and luxury goods (2.0%)
LVMH Moet Hennessy Louis Vuitton SA (France)	30,514	5,243,745

Stella International Holdings, Ltd. (Hong Kong)	731,000	1,773,479

		7,017,224
Thrifts and mortgage finance (0.3%)
Housing Development Finance Corp. (India)	77,905	1,029,609

		1,029,609
Tobacco (3.5%)
British American Tobacco (BAT) PLC (United Kingdom)	144,624	7,287,933

Japan Tobacco, Inc. (Japan)	855	4,813,701

		12,101,634
Trading companies and distributors (0.9%)
Mitsui & Co., Ltd. (Japan)	198,500	3,254,374

		3,254,374

COMMON STOCKS (96.6%)* cont.		Shares	Value

Wireless telecommunication services (1.7%)
NTT DoCoMo, Inc. (Japan)		749	$1,243,356

Vodafone Group PLC (United Kingdom)		1,642,696	4,524,543

			5,767,899

Total common stocks (cost $318,528,507)			$335,572,098

INVESTMENT COMPANIES (0.8%)*		Shares	Value

Market Vectors Gold Miners ETF		55,920	$2,771,954

Total investment companies (cost $3,332,839)			$2,771,954

CONVERTIBLE BONDS AND NOTES (0.3%)*	Principal amount		Value

TUI Travel PLC cv. sr. unsec. bonds 6s, 2014
(United Kingdom)	GBP	600,000	$941,898

Total convertible bonds and notes (cost $834,341)			$941,898

SHORT-TERM INVESTMENTS (2.4%)*	Principal amount/shares		Value

Putnam Cash Collateral Pool, LLC 0.20% [d]		2,867,125	$2,867,125

Putnam Money Market Liquidity Fund 0.11% [e]		2,299,096	2,299,096

SSgA Prime Money Market Fund 0.12% P		260,000	260,000

U.S. Treasury Bills with an effective yield of 0.092%,
August 23, 2012		$176,000	175,916

U.S. Treasury Bills with an effective yield of 0.090%,
November 15, 2012		221,000	220,819

U.S. Treasury Bills with effective yields ranging from
0.177% to 0.192%, March 7, 2013 ##		1,069,000	1,067,292

U.S. Treasury Bills with effective yields ranging from
0.141% to 0.159%, February 7, 2013 ##		1,536,000	1,533,780

Total short-term investments (cost $8,424,106)			$8,424,028

TOTAL INVESTMENTS

Total investments (cost $331,119,793)			$347,709,978

Key to holding’s currency abbreviations

GBP	British Pound

Key to holding’s abbreviations

ADR	American Depository Receipts: represents ownership of foreign securities on deposit with a custodian bank
ETF	Exchange Traded Fund
GDR	Global Depository Receipts: represents ownership of foreign securities on deposit with a custodian bank
OAO	Open Joint Stock Company
OJSC	Open Joint Stock Company

Notes to the fund’s portfolio

Unless noted otherwise, the notes to the fund’s portfolio are for the close of the fund’s reporting period, which ran from October 1, 2011 through March 31, 2012 (the reporting period). Within the following notes to the portfolio, references to “ASC 820” represent Accounting Standards Codification ASC 820 Fair Value Measurements and Disclosures.

* Percentages indicated are based on net assets of $347,513,164.

† Non-income-producing security.

## This security, in part or in entirety, was pledged and segregated with the custodian for collateral on certain derivative contracts at the close of the reporting period.

d See Note 1 to the financial statements regarding securities lending. The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period.

e See Note 6 to the financial statements regarding investments in Putnam Money Market Liquidity Fund. The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period.

P Security purchased with cash or security received, that was pledged to the fund for collateral on certain derivatives contracts. The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period (Note 1).

S Security on loan, in part or in entirety, at the close of the reporting period.

At the close of the reporting period, the fund maintained liquid assets totaling $835,183 to cover certain derivatives contracts.

Debt obligations are considered secured unless otherwise indicated.

The dates shown on debt obligations are the original maturity dates.

DIVERSIFICATION BY COUNTRY

Distribution of investments by country of risk at the close of the reporting period, excluding collateral received, if any (as a percentage of Portfolio Value):

United Kingdom	19.8%	Spain	1.9%

Japan	15.6	South Korea	1.8

France	9.5	Hong Kong	1.6

Germany	7.4	Israel	1.4

United States	6.2	Canada	1.2

China	5.5	Taiwan	1.2

Australia	4.8	Sweden	1.1

Switzerland	3.2	Portugal	0.8

Brazil	3.1	Singapore	0.8

Belgium	3.1	India	0.5

Ireland	2.8	Netherlands	0.5

Russia	2.8	Other	0.8

Italy	2.6	Total	100.0%

FORWARD CURRENCY CONTRACTS at 3/31/12 (aggregate face value $293,809,060) (Unaudited)

						Unrealized
		Contract	Delivery		Aggregate	appreciation/
Counterparty	Currency	type	date	Value	face value	(depreciation)

Bank of America, N.A.

	Australian Dollar	Sell	4/18/12	$6,514,054	$6,773,385	$259,331

	British Pound	Buy	4/18/12	2,133,368	2,127,117	6,251

	Canadian Dollar	Sell	4/18/12	5,428,935	5,492,793	63,858

	Euro	Buy	4/18/12	2,787,477	2,812,456	(24,979)

	Norwegian Krone	Buy	4/18/12	93,471	91,985	1,486

	Norwegian Krone	Sell	4/18/12	93,471	94,743	1,272

	Swedish Krona	Buy	4/18/12	182,904	179,443	3,461

	Swedish Krona	Sell	4/18/12	182,904	181,068	(1,836)

	Swiss Franc	Buy	4/18/12	1,138,884	1,135,024	3,860

Barclay’s Bank PLC

	Australian Dollar	Buy	4/18/12	347,351	361,146	(13,795)

	Australian Dollar	Sell	4/18/12	347,351	347,388	37

FORWARD CURRENCY CONTRACTS at 3/31/12 (aggregate face value $293,809,060) (Unaudited) cont.

						Unrealized
		Contract	Delivery		Aggregate	appreciation/
Counterparty	Currency	type	date	Value	face value	(depreciation)

Barclay’s Bank PLC cont.

	British Pound	Sell	4/18/12	$9,424,946	$9,394,385	$(30,561)

	Canadian Dollar	Buy	4/18/12	3,720,015	3,763,715	(43,700)

	Euro	Sell	4/18/12	5,066,514	5,064,407	(2,107)

	Hong Kong Dollar	Sell	4/18/12	1,499,625	1,500,844	1,219

	Japanese Yen	Buy	4/18/12	4,526,580	4,616,773	(90,193)

	Norwegian Krone	Buy	4/18/12	34,275	34,761	(486)

	Norwegian Krone	Sell	4/18/12	34,275	33,728	(547)

	Swedish Krona	Buy	4/18/12	1,669,095	1,652,182	16,913

	Swiss Franc	Sell	4/18/12	3,219,545	3,208,135	(11,410)

Citibank, N.A.

	Australian Dollar	Buy	4/18/12	725,829	758,014	(32,185)

	British Pound	Buy	4/18/12	3,793,649	3,781,656	11,993

	Canadian Dollar	Sell	4/18/12	1,632,850	1,652,266	19,416

	Danish Krone	Buy	4/18/12	6,553,957	6,498,626	55,331

	Euro	Sell	4/18/12	6,986,764	6,982,863	(3,901)

	Hong Kong Dollar	Sell	4/18/12	2,829,155	2,831,552	2,397

	Norwegian Krone	Buy	4/18/12	262,283	267,794	(5,511)

	Singapore Dollar	Buy	4/18/12	1,028,452	1,029,982	(1,530)

	Swedish Krona	Buy	4/18/12	65,938	69,532	(3,594)

	Swiss Franc	Buy	4/18/12	2,223,146	2,215,903	7,243

Credit Suisse AG

	Australian Dollar	Sell	4/18/12	2,244,600	2,319,516	74,916

	British Pound	Buy	4/18/12	6,487,267	6,468,625	18,642

	Canadian Dollar	Buy	4/18/12	5,593,203	5,657,931	(64,728)

	Euro	Sell	4/18/12	6,089,394	6,086,565	(2,829)

	Japanese Yen	Buy	4/18/12	13,790,346	14,064,948	(274,602)

	Norwegian Krone	Buy	4/18/12	969,755	983,063	(13,308)

	Swedish Krona	Buy	4/18/12	2,093,030	2,071,392	21,638

	Swiss Franc	Buy	4/18/12	2,444,186	2,435,443	8,743

Deutsche Bank AG

	Australian Dollar	Buy	4/18/12	2,621,940	2,722,442	(100,502)

	British Pound	Sell	4/18/12	924,262	921,311	(2,951)

	Canadian Dollar	Buy	4/18/12	2,629,678	2,660,084	(30,406)

	Euro	Buy	4/18/12	2,706,116	2,704,889	1,227

	Swedish Krona	Buy	4/18/12	1,431,764	1,416,756	15,008

	Swiss Franc	Buy	4/18/12	2,042,435	2,035,467	6,968

Goldman Sachs International

	Australian Dollar	Buy	4/18/12	1,296,027	1,347,861	(51,834)

	British Pound	Buy	4/18/12	3,092,335	3,082,482	9,853

	Euro	Sell	4/18/12	4,833,102	4,831,310	(1,792)

	Japanese Yen	Sell	4/18/12	7,618,471	7,770,366	151,895

	Norwegian Krone	Buy	4/18/12	2,226,432	2,256,746	(30,314)

	Swedish Krona	Buy	4/18/12	859,472	850,641	8,831

FORWARD CURRENCY CONTRACTS at 3/31/12 (aggregate face value $293,809,060) (Unaudited) cont.

						Unrealized
		Contract	Delivery		Aggregate	appreciation/
Counterparty	Currency	type	date	Value	face value	(depreciation)

HSBC Bank USA, National Association

	Australian Dollar	Buy	4/18/12	$3,499,160	$3,631,833	$(132,673)

	British Pound	Sell	4/18/12	1,920,015	1,914,287	(5,728)

	Euro	Sell	4/18/12	125,242	125,085	(157)

	Hong Kong Dollar	Sell	4/18/12	683,612	684,856	1,244

	Norwegian Krone	Buy	4/18/12	1,798,952	1,824,647	(25,695)

	Swiss Franc	Buy	4/18/12	3,670,489	3,658,531	11,958

JPMorgan Chase Bank, N.A.

	Australian Dollar	Buy	4/18/12	2,095,173	2,178,939	(83,766)

	British Pound	Buy	4/18/12	11,056,918	11,021,688	35,230

	Canadian Dollar	Sell	4/18/12	7,439,530	7,530,786	91,256

	Euro	Buy	4/18/12	5,895,595	5,892,878	2,717

	Hong Kong Dollar	Buy	4/18/12	2,413,641	2,415,181	(1,540)

	Japanese Yen	Buy	4/18/12	7,169,968	7,345,166	(175,198)

	Norwegian Krone	Sell	4/18/12	1,691,529	1,713,981	22,452

	Singapore Dollar	Buy	4/18/12	364,429	366,041	(1,612)

	Swedish Krona	Buy	4/18/12	1,216,609	1,203,353	13,256

	Swiss Franc	Buy	4/18/12	3,041,494	3,030,932	10,562

Royal Bank of Scotland PLC (The)

	Australian Dollar	Sell	4/18/12	4,371,933	4,540,065	168,132

	British Pound	Sell	4/18/12	5,454,090	5,432,710	(21,380)

	Canadian Dollar	Buy	4/18/12	846,693	856,656	(9,963)

	Euro	Sell	4/18/12	6,810,171	6,810,352	181

	Japanese Yen	Sell	4/18/12	4,977,758	5,080,384	102,626

	Swedish Krona	Buy	4/18/12	280,655	275,338	5,317

	Swedish Krona	Sell	4/18/12	280,655	277,572	(3,083)

	Swiss Franc	Buy	4/18/12	4,079,331	4,066,849	12,482

State Street Bank and Trust Co.

	Australian Dollar	Buy	4/18/12	951,985	989,921	(37,936)

	Canadian Dollar	Buy	4/18/12	8,399,175	8,499,909	(100,734)

	Euro	Sell	4/18/12	6,079,657	6,076,773	(2,884)

	Norwegian Krone	Sell	4/18/12	1,437,793	1,458,589	20,796

	Swedish Krona	Buy	4/18/12	1,063,011	1,053,592	9,419

UBS AG

	Australian Dollar	Buy	4/18/12	680,639	680,703	(64)

	Australian Dollar	Sell	4/18/12	680,639	707,618	26,979

	British Pound	Sell	4/18/12	11,165,994	11,122,585	(43,409)

	Canadian Dollar	Sell	4/18/12	7,729,779	7,820,343	90,564

	Euro	Buy	4/18/12	8,553,694	8,549,111	4,583

	Israeli Shekel	Sell	4/18/12	2,854,172	2,781,590	(72,582)

	Norwegian Krone	Buy	4/18/12	985,760	999,608	(13,848)

	Swedish Krona	Buy	4/18/12	1,278,075	1,265,057	13,018

	Swiss Franc	Buy	4/18/12	1,635,034	1,629,527	5,507

FORWARD CURRENCY CONTRACTS at 3/31/12 (aggregate face value $293,809,060) (Unaudited) cont.

						Unrealized
		Contract	Delivery		Aggregate	appreciation/
Counterparty	Currency	type	date	Value	face value	(depreciation)

Westpac Banking Corp.

	Australian Dollar	Buy	4/18/12	$248,492	$257,894	$(9,402)

	Australian Dollar	Sell	4/18/12	248,492	248,516	24

	British Pound	Sell	4/18/12	622,625	620,610	(2,015)

	Canadian Dollar	Sell	4/18/12	1,593,261	1,611,675	18,414

	Euro	Sell	4/18/12	254,086	233,351	(20,735)

	Japanese Yen	Sell	4/18/12	7,531,322	7,682,474	151,152

Total						$(14,347)

ASC 820 establishes a three-level hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the transparency of inputs to the valuation of the fund’s investments. The three levels are defined as follows:

Level 1: Valuations based on quoted prices for identical securities in active markets.

Level 2: Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.

Level 3: Valuations based on inputs that are unobservable and significant to the fair value measurement.

The following is a summary of the inputs used to value the fund’s net assets as of the close of the reporting period:

		Valuation inputs

Investments in securities:	Level 1	Level 2	Level 3

Common stocks:

Consumer discretionary	$47,831,007	$—	$—

Consumer staples	47,279,402	—	—

Energy	29,666,290	—	—

Financials	53,701,422	—	—

Health care	28,005,859	—	—

Industrials	44,258,174	—	—

Information technology	43,129,302	—	—

Materials	28,699,049	—	—

Telecommunication services	7,520,500	—	—

Utilities	5,481,093	—	—

Total common stocks	335,572,098	—	—

Convertible bonds and notes	—	941,898	—

Investment companies	2,771,954	—	—

Short-term investments	2,559,096	5,864,932	—

Totals by level	$340,903,148	$6,806,830	$—

		Valuation inputs

Other financial instruments:	Level 1	Level 2	Level 3

Forward currency contracts	$—	$(14,347)	$—

Totals by level	$—	$(14,347)	$—

The accompanying notes are an integral part of these financial statements.

Statement of assets and liabilities 3/31/12 (Unaudited)

ASSETS

Investment in securities, at value, including $2,692,865 of securities on loan (Note 1):
Unaffiliated issuers (identified cost $325,953,572)	$342,543,757
Affiliated issuers (identified cost $5,166,221) (Notes 1 and 6)	5,166,221

Cash	77,342

Foreign currency (cost $520,476) (Note 1)	521,473

Dividends, interest and other receivables	1,409,966

Receivable for shares of the fund sold	61,141

Receivable for investments sold	6,335,310

Unrealized appreciation on forward currency contracts (Note 1)	1,589,658

Foreign Tax reclaim	214,748

Total assets	357,919,616

LIABILITIES

Payable for investments purchased	4,338,286

Payable for shares of the fund repurchased	441,987

Payable for compensation of Manager (Note 2)	260,270

Payable for investor servicing fees (Note 2)	73,952

Payable for custodian fees (Note 2)	56,862

Payable for Trustee compensation and expenses (Note 2)	204,554

Payable for administrative services (Note 2)	1,355

Payable for distribution fees (Note 2)	209,690

Unrealized depreciation on forward currency contracts (Note 1)	1,604,005

Collateral on securities loaned, at value (Note 1)	2,867,125

Collateral on certain derivative contracts, at value (Note 1)	260,000

Other accrued expenses	88,366

Total liabilities	10,406,452

Net assets	$347,513,164

REPRESENTED BY

Paid-in capital (Unlimited shares authorized) (Notes 1 and 4)	$477,495,472

Undistributed net investment income (Note 1)	596,060

Accumulated net realized loss on investments and foreign currency transactions (Note 1)	(147,097,348)

Net unrealized appreciation of investments and assets and liabilities in foreign currencies	16,518,980

Total — Representing net assets applicable to capital shares outstanding	$347,513,164

(Continued on next page)

Statement of assets and liabilities (Continued)

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE

Net asset value and redemption price per class A share
($306,160,439 divided by 20,129,204 shares)	$15.21

Offering price per class A share (100/94.25 of $15.21)*	$16.14

Net asset value and offering price per class B share ($10,536,418 divided by 750,186 shares)**	$14.05

Net asset value and offering price per class C share ($8,450,435 divided by 587,455 shares)**	$14.38

Net asset value and redemption price per class M share ($6,905,769 divided by 478,676 shares)	$14.43

Offering price per class M share (100/96.50 of $14.43)*	$14.95

Net asset value, offering price and redemption price per class R share
($1,939,341 divided by 129,313 shares)	$15.00

Net asset value, offering price and redemption price per class Y share
($13,520,762 divided by 885,528 shares)	$15.27

* On single retail sales of less than $50,000. On sales of $50,000 or more the offering price is reduced.

** Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

The accompanying notes are an integral part of these financial statements.

Statement of operations Six months ended 3/31/12 (Unaudited)

INVESTMENT INCOME

Dividends (net of foreign tax of $340,635)	$2,277,559

Interest (including interest income of $1,553 from investments in affiliated issuers) (Note 6)	63,845

Securities lending (Note 1)	127,228

Total investment income	2,468,632

EXPENSES

Compensation of Manager (Note 2)	1,474,247

Investor servicing fees (Note 2)	568,870

Custodian fees (Note 2)	44,888

Trustee compensation and expenses (Note 2)	13,613

Administrative services (Note 2)	4,006

Distribution fees — Class A (Note 2)	369,327

Distribution fees — Class B (Note 2)	53,073

Distribution fees — Class C (Note 2)	39,748

Distribution fees — Class M (Note 2)	25,142

Distribution fees — Class R (Note 2)	4,434

Other	109,632

Total expenses	2,706,980

Expense reduction (Note 2)	(35,652)

Net expenses	2,671,328

Net investment loss	(202,696)

Net realized loss on investments (Notes 1 and 3)	(19,352,971)

Net increase from payments by affiliates (Note 2)	2,125

Net realized loss on foreign currency transactions (Note 1)	(2,304,082)

Net unrealized appreciation of assets and liabilities in foreign currencies
(net of foreign tax of $76,607) during the period	1,530,897

Net unrealized appreciation of investments during the period	82,256,562

Net gain on investments	62,132,531

Net increase in net assets resulting from operations	$61,929,835

The accompanying notes are an integral part of these financial statements.

Statement of changes in net assets

INCREASE (DECREASE) IN NET ASSETS	Six months ended 3/31/12*	Year ended 9/30/11

Operations:
Net investment income (loss)	$(202,696)	$2,389,535

Net realized gain (loss) on investments
and foreign currency transactions	(21,654,928)	32,064,977

Net unrealized appreciation (depreciation) of investments
and assets and liabilities in foreign currencies	83,787,459	(89,814,729)

Net increase (decrease) in net assets resulting
from operations	61,929,835	(55,360,217)

Distributions to shareholders (Note 1):
From ordinary income
Net investment income

Class A	(10,262,754)	(4,303,730)

Class B	(290,899)	(74,362)

Class C	(223,822)	(51,943)

Class M	(206,103)	(67,637)

Class R	(57,432)	(19,946)

Class Y	(970,524)	(414,806)

Increase in capital from settlement payments (Note 8)	990,818	4,046,806

Redemption fees (Note 1)	765	6,410

Decrease from capital share transactions (Note 4)	(29,007,970)	(43,063,335)

Total increase (decrease) in net assets	21,901,914	(99,302,760)

NET ASSETS

Beginning of period	325,611,250	424,914,010

End of period (including undistributed net investment
income of $596,060 and $12,810,290, respectively)	$347,513,164	$325,611,250

* Unaudited

The accompanying notes are an integral part of these financial statements.

This page left blank intentionally.

Financial highlights (For a common share outstanding throughout the period)

INVESTMENT OPERATIONS:					LESS DISTRIBUTIONS:						RATIOS AND SUPPLEMENTAL DATA:

												Ratio	Ratio
			Net realized									of expenses	of net investment
	Net asset value,		and unrealized	Total from	From					Total return	Net assets,	to average	income (loss)	Portfolio
	beginning	Net investment	gain (loss)	investment	net investment	Total	Redemption	Non-recurring	Net asset value,	at net asset	end of period	net assets	to average	turnover
Period ended	of period	income (loss) [a]	on investments	operations	income	distributions	fees [b]	reimbursements	end of period	value (%) [c]	(in thousands)	(%) [d]	net assets (%)	(%)

Class A
March 31, 2012 **	$13.10	(.01)	2.58	2.57	(.50)	(.50)	—	.04 [e]	$15.21	20.57 *	$306,160	.77 *	(.04) *	50 *
September 30, 2011	15.47	.10	(2.44)	(2.34)	(.19)	(.19)	—	.16 [f,g,h]	13.10	(14.33)	276,049	1.59	.59	121
September 30, 2010	14.53	.06	1.21	1.27	(.37)	(.37)	—	.04 [i]	15.47	9.17	359,067	1.67 [j,k]	.42 [j]	162
September 30, 2009	13.30	.21	.93	1.14	—	—	—	.09 [l,m]	14.53	9.25	371,482	1.56 [j]	1.86 [j]	193
September 30, 2008	19.90	.23	(6.58)	(6.35)	(.25)	(.25)	—	—	13.30	(32.26)	420,839	1.51 [j]	1.33 [j]	122
September 30, 2007	15.50	.09	4.39	4.48	(.08)	(.08)	—	—	19.90	28.96	697,001	1.55 [j]	.49 [j]	120

Class B
March 31, 2012 **	$12.04	(.06)	2.40	2.34	(.37)	(.37)	—	.04 [e]	$14.05	20.21 *	$10,536	1.15 *	(.42) *	50 *
September 30, 2011	14.22	(.03)	(2.25)	(2.28)	(.06)	(.06)	—	.16 [f,g,h]	12.04	(14.97)	10,474	2.34	(.21)	121
September 30, 2010	13.39	(.05)	1.11	1.06	(.27)	(.27)	—	.04 [i]	14.22	8.29	17,777	2.42 [j,k]	(.38) [j]	162
September 30, 2009	12.34	.12	.84	.96	—	—	—	.09 [l,m]	13.39	8.51	24,861	2.31 [j]	1.12 [j]	193
September 30, 2008	18.47	.06	(6.10)	(6.04)	(.09)	(.09)	—	—	12.34	(32.83)	39,186	2.26 [j]	.38 [j]	122
September 30, 2007	14.43	(.05)	4.09	4.04	—	—	—	—	18.47	28.00	115,758	2.30 [j]	(.28) [j]	120

Class C
March 31, 2012 **	$12.35	(.05)	2.43	2.38	(.39)	(.39)	—	.04 [e]	$14.38	20.08 *	$8,450	1.15 *	(.41) *	50 *
September 30, 2011	14.60	(.02)	(2.31)	(2.33)	(.08)	(.08)	—	.16 [f,g,h]	12.35	(14.96)	7,293	2.34	(.15)	121
September 30, 2010	13.75	(.05)	1.14	1.09	(.28)	(.28)	—	.04 [i]	14.60	8.31	9,093	2.42 [j,k]	(.33) [j]	162
September 30, 2009	12.68	.12	.86	.98	—	—	—	.09 [l,m]	13.75	8.44	9,549	2.31 [j]	1.11 [j]	193
September 30, 2008	19.00	.09	(6.28)	(6.19)	(.13)	(.13)	—	—	12.68	(32.77)	11,973	2.26 [j]	.54 [j]	122
September 30, 2007	14.85	(.05)	4.20	4.15	—	—	—	—	19.00	27.95	21,466	2.30 [j]	(.26) [j]	120

Class M
March 31, 2012 **	$12.40	(.04)	2.45	2.41	(.42)	(.42)	—	.04 [e]	$14.43	20.31 *	$6,906	1.02 *	(.29) *	50 *
September 30, 2011	14.65	.01	(2.30)	(2.29)	(.12)	(.12)	—	.16 [f,g,h]	12.40	(14.72)	6,300	2.09	.08	121
September 30, 2010	13.80	(.01)	1.13	1.12	(.31)	(.31)	—	.04 [i]	14.65	8.53	8,701	2.17 [j,k]	(.09) [j]	162
September 30, 2009	12.69	.15	.87	1.02	—	—	—	.09 [l,m]	13.80	8.75	9,394	2.06 [j]	1.36 [j]	193
September 30, 2008	19.00	.13	(6.28)	(6.15)	(.16)	(.16)	—	—	12.69	(32.62)	10,800	2.01 [j]	.79 [j]	122
September 30, 2007	14.81	— [b]	4.19	4.19	—	—	—	—	19.00	28.29	20,759	2.05 [j]	(.02) [j]	120

Class R
March 31, 2012 **	$12.90	(.02)	2.55	2.53	(.47)	(.47)	—	.04 [e]	$15.00	20.47 *	$1,939	.90 *	(.15) *	50 *
September 30, 2011	15.25	.06	(2.41)	(2.35)	(.16)	(.16)	—	.16 [f,g,h]	12.90	(14.57)	1,557	1.84	.37	121
September 30, 2010	14.34	.02	1.19	1.21	(.34)	(.34)	—	.04 [i]	15.25	8.86	1,871	1.92 [j,k]	.15 [j]	162
September 30, 2009	13.15	.18	.92	1.10	—	—	—	.09 [l,m]	14.34	9.05	1,661	1.81 [j]	1.61 [j]	193
September 30, 2008	19.76	.22	(6.56)	(6.34)	(.27)	(.27)	—	—	13.15	(32.47)	1,718	1.76 [j]	1.28 [j]	122
September 30, 2007	15.42	.05	4.36	4.41	(.07)	(.07)	—	—	19.76	28.70	986	1.80 [j]	.26 [j]	120

Class Y
March 31, 2012 **	$13.17	— [b]	2.61	2.61	(.55)	(.55)	—	.04 [e]	$15.27	20.75 *	$13,521	.65 *	— *[n]	50 *
September 30, 2011	15.55	.14	(2.45)	(2.31)	(.23)	(.23)	—	.16 [f,g,h]	13.17	(14.11)	23,939	1.34	.87	121
September 30, 2010	14.60	.09	1.22	1.31	(.40)	(.40)	—	.04 [i]	15.55	9.43	28,405	1.42 [j,k]	.65 [j]	162
September 30, 2009	13.33	.22	.96	1.18	—	—	—	.09 [l,m]	14.60	9.53	28,891	1.31 [j]	1.99 [j]	193
September 30, 2008	19.95	.29	(6.61)	(6.32)	(.30)	(.30)	—	—	13.33	(32.10)	49,515	1.26 [j]	1.70 [j]	122
September 30, 2007	15.53	.14	4.39	4.53	(.11)	(.11)	—	—	19.95	29.33	21,767	1.30 [j]	.76 [j]	120

See notes to financial highlights at the end of this section.

The accompanying notes are an integral part of these financial statements.

32	33

Financial highlights (Continued)

* Not annualized.

** Unaudited.

a Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period.

b Amount represents less than $0.01 per share.

c Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

d Includes amounts paid through expense offset and brokerage/service arrangements (Note 2).

e Reflects a non-recurring reimbursement pursuant to a settlement between the Securities and Exchange Commission (the SEC) and Canadian Imperial Holdings, Inc. and CIBC World Markets Corp. which amounted to $0.04 per share outstanding on November 29, 2011.

f Reflects a non-recurring reimbursement pursuant to a settlement between the SEC and Southwest Securities, Inc. (SWS), which amounted to less than $0.01 per share outstanding as of August 22, 2011.

g Reflects a non-recurring reimbursement related to restitution amounts in connection with a distribution plan approved by the SEC which amounted to $0.14 per share outstanding on July 21, 2011. Also reflects a non-recurring reimbursement related to short-term trading related lawsuits, which amounted to $0.01 per share outstanding on May 11, 2011 (Note 8).

h Reflects a non-recurring reimbursement pursuant to a settlement between the SEC and Zurich Capital Markets, Inc., which amounted to $0.01 per share outstanding as of December 21, 2010.

i Reflects a non-recurring reimbursement pursuant to a settlement between the SEC and Prudential Securities, Inc., which amounted to $0.04 per share outstanding as of March 30, 2010.

j Reflects an involuntary contractual expense limitation in effect during the period. For periods prior to September 30, 2009, certain fund expenses were waived in connection with the fund’s investment in Putnam Prime Money Market Fund. As a result of such limitation and/or waivers, the expenses of each class reflect a reduction of the following amounts:

Percentage of
average net assets

September 30, 2010	0.02%

September 30, 2009	0.24

September 30, 2008	0.14

September 30, 2007	0.11

k Includes interest accrued in connection with certain terminated derivatives contracts, which amounted to less than 0.01% of average net assets as of September 30, 2010.

l Reflects a non-recurring reimbursement pursuant to a settlement between the SEC and Bear Stearns & Co., Inc. and Bear Stearns Securities Corp., which amounted to $0.07 per share outstanding as of May 21, 2009.

m Reflects a non-recurring reimbursement pursuant to a settlement between the SEC and Millennium Partners, L.P., Millennium Management, L.L.C., and Millennium International Management, L.L.C., which amounted to $0.02 per share outstanding as of June 23, 2009.

n Amount represents less than 0.01% per share.

The accompanying notes are an integral part of these financial statements.

Notes to financial statements 3/31/12 (Unaudited)

Within the following Notes to financial statements, references to “State Street” represent State Street Bank and Trust Company, references to “the SEC” represent the Securities and Exchange Commission and references to “Putnam Management” represent Putnam Investment Management, LLC, the fund’s manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC.

Putnam International Growth Fund (the fund) is a diversified series of Putnam Investment Funds (the Trust), a Massachusetts business trust registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The investment objective of the fund is to seek long-term capital appreciation. The fund invests mainly in common stocks of companies of any size in established and emerging markets outside of the United States. The fund invests mainly in growth stocks, which are issued by companies whose earnings are expected to grow faster than those of similar firms, and whose business growth and other characteristics may lead to an increase in stock price. Putnam Management may consider, among other factors, a company’s valuation, financial strength, growth potential, competitive position in its industry, projected future earnings, cash flows and dividends when deciding whether to buy or sell investments.

The fund offers class A, class B, class C, class M, class R and class Y shares. Class A and class M shares are sold with a maximum front-end sales charge of 5.75% and 3.50%, respectively, and generally do not pay a contingent deferred sales charge. Class B shares, which convert to class A shares after approximately eight years, do not pay a front-end sales charge and are subject to a contingent deferred sales charge if those shares are redeemed within six years of purchase. Class C shares have a one-year 1.00% contingent deferred sales charge and do not convert to class A shares. Class R shares, which are not available to all investors, are sold at net asset value. The expenses for class A, class B, class C, class M and class R shares may differ based on the distribution fee of each class, which is identified in Note 2. Class Y shares, which are sold at net asset value, are generally subject to the same expenses as class A, class B, class C, class M and class R shares, but do not bear a distribution fee. Class Y shares are not available to all investors.

In the normal course of business, the fund enters into contracts that may include agreements to indemnify another party under given circumstances. The fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be, but have not yet been, made against the fund. However, the fund’s management team expects the risk of material loss to be remote.

Note 1: Significant accounting policies

A 1.00% redemption fee may apply on any shares that are redeemed (either by selling or exchanging into another fund) within 90 days of purchase. The redemption fee is accounted for as an addition to paid-in-capital.

Investment income, realized and unrealized gains and losses and expenses of the fund are borne pro-rata based on the relative net assets of each class to the total net assets of the fund, except that each class bears expenses unique to that class (including the distribution fees applicable to such classes). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. If the fund were liquidated, shares of each class would receive their pro-rata share of the net assets of the fund. In addition, the Trustees declare separate dividends on each class of shares.

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations. Actual results could differ from those estimates. Subsequent events after the Statement of assets and liabilities date through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. Unless otherwise noted, the “reporting period” represents the period from October 1, 2011 through March 31, 2012.

Security valuation Investments for which market quotations are readily available are valued at the last reported sales price on their principal exchange, or official closing price for certain markets, and are classified as Level 1 securities. If no sales are reported, as in the case of some securities traded over-the-counter, a security is valued at its last reported bid price and is generally categorized as a Level 2 security.

Investments in other open-end investment companies (excluding exchange traded funds), which are classified as Level 1 securities, are based on their net asset value. The net asset value of an investment company equals the total value of its assets less its liabilities and divided by the number of its outstanding shares. Shares are only valued as of the close of regular trading on the New York Stock Exchange each day that the exchange is open.

Market quotations are not considered to be readily available for certain debt obligations and other investments; such investments are valued on the basis of valuations furnished by an independent pricing service approved by the Trustees or dealers selected by Putnam Management. Such services or dealers determine valuations for normal institutional-size trading units of such securities using methods based on market transactions for comparable securities and various relationships, generally recognized by institutional traders, between securities (which considers such factors as security prices, yields, maturities and ratings). These securities will generally be categorized as Level 2.

Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange and therefore the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the New York Stock Exchange. Accordingly, on certain days, the fund will fair value foreign equity securities taking into account multiple factors including movements in the U.S. securities markets, currency valuations and comparisons to the valuation of American Depository Receipts, exchange-traded funds and futures contracts. These securities, which will generally represent a transfer from a Level 1 to a Level 2 security, will be classified as Level 2. The number of days on which fair value prices will be used will depend on market activity and it is possible that fair value prices will be used by the fund to a significant extent. Securities quoted in foreign currencies, if any, are translated into U.S. dollars at the current exchange rate.

To the extent a pricing service or dealer is unable to value a security or provides a valuation that Putnam Management does not believe accurately reflects the security’s fair value, the security will be valued at fair value by Putnam Management. Certain investments, including certain restricted and illiquid securities and derivatives, are also valued at fair value following procedures approved by the Trustees. These valuations consider such factors as significant market or specific security events such as interest rate or credit quality changes, various relationships with other securities, discount rates, U.S. Treasury, U.S. swap and credit yields, index levels, convexity exposures and recovery rates. These securities are classified as Level 2 or as Level 3 depending on the priority of the significant inputs.

Such valuations and procedures are reviewed periodically by the Trustees. The fair value of securities is generally determined as the amount that the fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. By its nature, a fair value price is a good faith estimate of the value of a security in a current sale and does not reflect an actual market price, which may be different by a material amount.

Security transactions and related investment income Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis.

Interest income is recorded on the accrual basis. Dividend income, net of applicable withholding taxes, is recognized on the ex-dividend date except that certain dividends from foreign securities, if any, are recognized as soon as the fund is informed of the ex-dividend date. Non-cash dividends, if any, are recorded at the fair market value of the securities received. Dividends representing a return of capital or capital gains, if any, are reflected as a reduction of cost and/or as a realized gain. All premiums/discounts are amortized/accreted on a yield-to-maturity basis.

Foreign currency translation The accounting records of the fund are maintained in U.S. dollars. The market value of foreign securities, currency holdings, and other assets and liabilities is recorded in the books and records of the fund after translation to U.S. dollars based on the exchange rates on that day. The cost of each security is determined using historical exchange rates. Income and withholding taxes are translated at prevailing exchange rates when earned or incurred. The fund does not isolate that portion of realized or unrealized gains or losses resulting from changes in the foreign exchange rate on investments from fluctuations arising from changes in the market prices of the securities. Such gains and losses are included with the net realized and unrealized gain or loss on investments. Net realized gains and losses on foreign currency transactions represent net realized exchange gains or losses on closed forward currency contracts, disposition of foreign currencies, currency gains and losses realized between the trade and settlement dates on securities transactions and the difference between the amount of investment income and foreign withholding taxes recorded on the fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized appreciation and depreciation of assets and liabilities in foreign currencies arise from changes in the value of open forward currency contracts and assets and liabilities other than investments at the period end, resulting from changes in the exchange rate.

Forward currency contracts The fund buys and sells forward currency contracts, which are agreements between two parties to buy and sell currencies at a set price on a future date. These contracts are used to hedge foreign exchange risk and to gain exposure on currency.

The U.S. dollar value of forward currency contracts is determined using current forward currency exchange rates supplied by a quotation service. The market value of the contract will fluctuate with changes in currency exchange rates. The contract is marked to market daily and the change in market value is recorded as an unrealized gain or loss. The fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed when the contract matures or by delivery of the currency. The fund could be exposed to risk if the value of the currency changes unfavorably, if the counterparties to the contracts are unable to meet the terms of their contracts or if the fund is unable to enter into a closing position. Risks may exceed amounts recognized on the Statement of assets and liabilities.

Forward currency contracts outstanding at period end, if any, are listed after the fund’s portfolio. Outstanding forward currency contracts at the close of the reporting period are indicative of the volume of activity during the reporting period.

Master agreements The fund is a party to ISDA (International Swaps and Derivatives Association, Inc.) Master Agreements (Master Agreements) with certain counterparties that govern over-the-counter derivative and foreign exchange contracts entered into from time to time. The Master Agreements may contain provisions regarding, among other things, the parties’ general obligations, representations, agreements, collateral requirements, events of default and early termination. With respect to certain counterparties, in accordance with the terms of the Master Agreements, collateral posted to the fund is held in a segregated account by the fund’s custodian and with respect to those amounts which can be sold or repledged, are presented in the fund’s portfolio. Collateral posted to the fund which cannot be sold or repledged totaled $38,153 at the close of the reporting period.

Collateral pledged by the fund is segregated by the fund’s custodian and identified in the fund’s portfolio. Collateral can be in the form of cash or debt securities issued by the U.S. Government or related agencies or other securities as agreed to by the fund and the applicable counterparty. Collateral requirements are determined based on the fund’s net position with each counterparty.

Termination events applicable to the fund may occur upon a decline in the fund’s net assets below a specified threshold over a certain period of time. Termination events applicable to counterparties may occur upon a decline in the counterparty’s long-term and short-term credit ratings below a specified level. In each case, upon occurrence, the other party may elect to terminate early and cause settlement of all derivative and foreign exchange contracts outstanding, including the payment of any losses and costs resulting from such early termination, as reasonably determined by the terminating party. Any decision by one or more of the fund’s counterparties to elect early termination could impact the fund’s future derivative activity.

At the close of the reporting period, the fund had a net liability position of $865,847 on derivative contracts subject to the Master Agreements. Collateral posted by the fund totaled $697,989.

Securities lending The fund may lend securities, through its agent, to qualified borrowers in order to earn additional income. The loans are collateralized by cash in an amount at least equal to the market value of the securities loaned. The market value of securities loaned is determined daily and any additional required collateral is allocated to the fund on the next business day. The risk of borrower default will be borne by the fund’s agent; the fund will bear the risk of loss with respect to the investment of the cash collateral. Income from securities lending is included in investment income on the Statement of operations. Cash collateral is invested in Putnam Cash Collateral Pool, LLC, a limited liability company managed by an affiliate of Putnam Management. Investments in Putnam Cash Collateral Pool, LLC are valued at its closing net asset value each business day. There are no management fees charged to Putnam Cash Collateral Pool, LLC. At the close of the reporting period, the value of securities loaned amounted to $2,692,865 and the fund received cash collateral of $2,867,125.

Interfund lending The fund, along with other Putnam funds, may participate in an interfund lending program pursuant to an exemptive order issued by the SEC. This program allows the fund to borrow from or lend to other Putnam funds that permit such transactions. Interfund lending transactions are subject to each fund’s investment policies and borrowing and lending limits. Interest earned or paid on the interfund lending transaction will be based on the average of certain current market rates. During the reporting period, the fund did not utilize the program.

Line of credit The fund participates, along with other Putnam funds, in a $325 million unsecured committed line of credit and a $185 million unsecured uncommitted line of credit, both provided by State Street. Borrowings may be made for temporary or emergency purposes, including the funding of shareholder redemption requests and trade settlements. Interest is charged to the fund based on the fund’s borrowing at a rate equal to the Federal Funds rate plus 1.25% for the committed line of credit and the Federal Funds rate plus 1.30% for the uncommitted line of credit. A closing fee equal to 0.02% of the committed line of credit and $50,000 for the uncommitted line of credit has been paid by the participating funds. In addition, a commitment fee of 0.13% per annum on any unutilized portion of the committed line of credit is allocated to the participating funds based on their relative net assets and paid quarterly. During the reporting period, the fund had no borrowings against these arrangements.

Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time period and otherwise comply with the provisions of the Internal Revenue Code of 1986, as amended (the Code), applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Code.

The fund is subject to the provisions of Accounting Standards Codification ASC 740 Income Taxes (ASC 740). ASC 740 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. The fund did not have a liability to record for any unrecognized tax benefits in the accompanying financial statements. No provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains. Each of the fund’s federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service.

The fund may also be subject to taxes imposed by governments of countries in which it invests. Such taxes are generally based on either income or gains earned or repatriated. The fund accrues and applies such taxes to net investment income, net realized gains and net unrealized gains as income and/or capital gains are earned. In some cases, the fund may be entitled to reclaim all or a portion of such taxes, and such reclaim amounts, if any, are reflected as an asset on the fund’s books. In many cases, however, the fund may not receive such amounts for an extended period of time, depending on the country of investment.

At September 30, 2011, the fund had a capital loss carryover of $124,226,080 available to the extent allowed by the Code to offset future net capital gain, if any. The amounts of the carryovers and the expiration dates are:

Loss carryover

Short-term	Long-term	Total	Expiration

$68,610,961	$—	$68,610,961	September 30, 2017

55,615,119	—	55,615,119	September 30, 2018

Under the recently enacted Regulated Investment Company Modernization Act of 2010, the fund will be permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. However, any losses incurred during those future years will be required to be utilized prior to the losses incurred in pre-enactment tax years. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

The aggregate identified cost on a tax basis is $332,336,133, resulting in gross unrealized appreciation and depreciation of $31,344,512 and $15,970,667, respectively, or net unrealized appreciation of $15,373,845.

Distributions to shareholders Distributions to shareholders from net investment income are recorded by the fund on the ex-dividend date. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. Dividend sources are estimated at the time of declaration. Actual results may vary. Any non-taxable return of capital cannot be determined until final tax calculations are completed after the end of the fund’s fiscal year. Reclassifications are made to the fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations.

Expenses of the Trust Expenses directly charged or attributable to any fund will be paid from the assets of that fund. Generally, expenses of the Trust will be allocated among and charged to the assets of each fund on a basis that the Trustees deem fair and equitable, which may be based on the relative assets of each fund or the nature of the services performed and relative applicability to each fund.

Note 2: Management fee, administrative services and other transactions

The fund pays Putnam Management a management fee (base fee) based on the fund’s average net assets and computed and paid monthly at annual rates that may vary based on the average of the aggregate net assets of most open-end funds, as defined in the fund’s management contract, sponsored by Putnam Management. Such annual rates may vary as follows:

1.080%	of the first $5 billion,
1.030%	of the next $5 billion,
0.980%	of the next $10 billion,
0.930%	of the next $10 billion,
0.880%	of the next $50 billion,
0.860%	of the next $50 billion,
0.850%	of the next $100 billion and
0.845%	of any excess thereafter.

In addition, beginning with January 2011, the monthly management fee consists of the monthly base fee plus or minus a performance adjustment for the month. The performance adjustment is determined based on performance over the thirty-six month period then ended or, if shorter, the period from January 1, 2010 to the end of the month for which the fee adjustment is being computed. Each month, the performance adjustment is calculated by multiplying the performance adjustment rate and the fund’s average net assets over the performance period and the result is divided by twelve. The resulting dollar amount is added to, or subtracted from the base fee for that month. The performance adjustment rate is equal to 0.03 multiplied by the difference between the fund’s annualized performance (measured by the fund’s class A shares) and the annualized performance of the MSCI EAFE Growth Index (Net Dividends), each measured over the performance period. The maximum annualized performance adjustment rates are +/– 0.21%. The monthly base fee is determined based on the fund’s average net assets for the month, while the performance adjustment is determined based on the fund’s average net assets over the performance period of up to thirty-six months. This means it is possible that, if the fund underperforms significantly over the performance period, and the fund’s assets have declined significantly over that period, the negative performance adjustment may exceed the base fee. In this event, Putnam Management would make a payment to the fund.

Because the performance adjustment is based on the fund’s performance relative to its applicable benchmark index, and not its absolute performance, the performance adjustment could increase Putnam Management’s fee even if the fund’s shares lose value during the performance period provided that the fund outperformed its benchmark index, and could decrease Putnam Management’s fee even if the fund’s shares increase in value during the performance period provided that the fund underperformed its benchmark index.

For the reporting period, the base fee represented an effective rate (excluding the impact from any expense waivers in effect) of 0.47% of the fund’s average net assets before a decrease of $126,338 (0.04% of the fund’s average net assets) based on performance.

Putnam Management has contractually agreed, through June 30, 2012, to waive fees or reimburse the fund’s expenses to the extent necessary to limit the cumulative expenses of the fund, exclusive of brokerage, interest, taxes, investment-related expenses, extraordinary expenses and payments under the fund’s investor servicing contract, investment management contract and distribution plans, on a fiscal year-to-date basis to an annual rate of 0.20% of the fund’s average net assets over such fiscal year-to-date period. During the reporting period, the fund’s expenses were not reduced as a result of this limit.

Putnam Investments Limited (PIL), an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the fund as determined by Putnam Management from time to time. Putnam Management pays a quarterly sub-management fee to PIL for its services at an annual rate of 0.35% of the average net assets of the portion of the fund managed by PIL.

The Putnam Advisory Company, LLC (PAC), an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the fund, as designated from time to time by Putnam Management or PIL. Putnam Management or PIL, as applicable, pays a quarterly sub-advisory fee to PAC for its services at the annual rate of 0.35% of the average net assets of the portion of the fund’s assets for which PAC is engaged as sub-adviser.

Putnam Management voluntarily reimbursed the fund $2,125 for a trading error which occurred during the reporting period. The effect of the loss incurred and the reimbursement by Putnam Management of such amounts had no impact on total return.

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund’s assets are provided by State Street. Custody fees are based on the fund’s asset level, the number of its security holdings and transaction volumes.

Putnam Investor Services, Inc., an affiliate of Putnam Management, provides investor servicing agent functions to the fund. Putnam Investor Services, Inc. received fees for investor servicing based on the fund’s retail asset level, the number of shareholder accounts in the fund and the level of defined contribution plan assets in the fund. Investor servicing fees will not exceed an annual rate of 0.32% of the fund’s average net assets. Prior to March 1, 2012, investor servicing fees could not exceed an annual rate of 0.375% of the fund’s average net assets. The amounts incurred for investor servicing agent functions during the reporting period are included in Investor servicing fees in the Statement of operations.

The fund has entered into expense offset arrangements with Putnam Investor Services, Inc. and State Street whereby Putnam Investor Services, Inc.’s and State Street’s fees are reduced by credits allowed on cash balances. The fund also reduced expenses through brokerage/service arrangements. For the reporting period, the fund’s expenses were reduced by $377 under the expense offset arrangements and by $35,275 under the brokerage/service arrangements.

Each independent Trustee of the fund receives an annual Trustee fee, of which $253, as a quarterly retainer, has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees also are reimbursed for expenses they incur relating to their services as Trustees.

The fund has adopted a Trustee Fee Deferral Plan (the Deferral Plan) which allows the Trustees to defer the receipt of all or a portion of Trustees fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the Pension Plan) covering all Trustees of the fund who have served as a Trustee for at least five years and were first elected prior to 2004. Benefits under the Pension Plan are equal to 50% of the Trustee’s average annual attendance and retainer fees for the three years ended December 31, 2005. The retirement benefit is payable during a Trustee’s lifetime, beginning the year following retirement, for the number of years of service through December 31, 2006. Pension expense for the fund is included in Trustee compensation and expenses in the Statement of operations. Accrued pension liability is included in Payable for Trustee compensation and expenses in the Statement of assets and liabilities. The Trustees have terminated the Pension Plan with respect to any Trustee first elected after 2003.

The fund has adopted distribution plans (the Plans) with respect to its class A, class B, class C, class M and class R shares pursuant to Rule 12b–1 under the Investment Company Act of 1940. The purpose of the Plans is to compensate Putnam Retail Management Limited Partnership, a wholly-owned subsidiary of Putnam Investments, LLC and Putnam Retail Management GP, Inc., for services provided and expenses incurred in distributing shares of the fund. The Plans provide for payments by the fund to Putnam Retail Management Limited Partnership at an annual rate of up to 0.35%, 1.00%, 1.00%, 1.00% and 1.00% of the average net assets attributable to class A, class B, class C, class M and class R shares, respectively. The Trustees have approved payment by the fund at an annual rate of 0.25%, 1.00%, 1.00%, 0.75% and 0.50% of the average net assets attributable to class A, class B, class C, class M and class R shares, respectively.

For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received net commissions of $10,463 and $171 from the sale of class A and class M shares, respectively, and received $5,117 and $59 in contingent deferred sales charges from redemptions of class B and class C shares, respectively.

A deferred sales charge of up to 1.00% and 0.65% is assessed on certain redemptions of class A and class M shares, respectively. For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received $4 and no monies on class A and class M redemptions, respectively.

Note 3: Purchases and sales of securities

During the reporting period, cost of purchases and proceeds from sales of investment securities other than short-term investments aggregated $166,228,752 and $204,925,332, respectively. There were no purchases or proceeds from sales of long-term U.S. government securities.

Note 4: Capital shares

At the close of the reporting period, there was an unlimited number of shares of beneficial interest authorized. Transactions in capital shares were as follows:

	Six months ended 3/31/12		Year ended 9/30/11

Class A	Shares	Amount	Shares	Amount

Shares sold	441,650	$6,243,924	1,294,198	$21,314,231

Shares issued in connection with
reinvestment of distributions	720,106	9,433,389	241,586	3,920,947

	1,161,756	15,677,313	1,535,784	25,235,178

Shares repurchased	(2,106,263)	(29,995,961)	(3,678,562)	(60,516,872)

Net decrease	(944,507)	$(14,318,648)	(2,142,778)	$(35,281,694)

	Six months ended 3/31/12		Year ended 9/30/11

Class B	Shares	Amount	Shares	Amount

Shares sold	29,100	$381,537	86,057	$1,309,621

Shares issued in connection with
reinvestment of distributions	22,795	276,508	4,665	70,019

	51,895	658,045	90,722	1,379,640

Shares repurchased	(171,311)	(2,259,067)	(471,050)	(7,192,129)

Net decrease	(119,416)	$(1,601,022)	(380,328)	$(5,812,489)

	Six months ended 3/31/12		Year ended 9/30/11

Class C	Shares	Amount	Shares	Amount

Shares sold	40,331	$531,501	86,562	$1,352,427

Shares issued in connection with
reinvestment of distributions	15,293	189,938	2,924	44,998

	55,624	721,439	89,486	1,397,425

Shares repurchased	(58,706)	(785,811)	(121,755)	(1,898,807)

Net decrease	(3,082)	$(64,372)	(32,269)	$(501,382)

	Six months ended 3/31/12		Year ended 9/30/11

Class M	Shares	Amount	Shares	Amount

Shares sold	5,393	$70,435	14,992	$233,703

Shares issued in connection with
reinvestment of distributions	15,358	191,203	4,031	62,197

	20,751	261,638	19,023	295,900

Shares repurchased	(50,077)	(680,313)	(104,720)	(1,625,653)

Net decrease	(29,326)	$(418,675)	(85,697)	$(1,329,753)

	Six months ended 3/31/12		Year ended 9/30/11

Class R	Shares	Amount	Shares	Amount

Shares sold	19,466	$269,658	38,410	$626,316

Shares issued in connection with
reinvestment of distributions	3,952	51,093	1,131	18,111

	23,418	320,751	39,541	644,427

Shares repurchased	(14,741)	(206,789)	(41,640)	(677,680)

Net increase (decrease)	8,677	$113,962	(2,099)	$(33,253)

	Six months ended 3/31/12		Year ended 9/30/11

Class Y	Shares	Amount	Shares	Amount

Shares sold	157,809	$2,193,620	339,682	$5,629,763

Shares issued in connection with
reinvestment of distributions	72,348	950,651	24,535	399,672

	230,157	3,144,271	364,217	6,029,435

Shares repurchased	(1,162,138)	(15,863,486)	(373,806)	(6,134,199)

Net decrease	(931,981)	$(12,719,215)	(9,589)	$(104,764)

Note 5: Summary of derivative activity

The following is a summary of the market values of derivative instruments as of the close of the reporting period:

Market values of derivative instruments as of the close of the reporting period

	Asset derivatives		Liability derivatives

Derivatives not
accounted for as	Statement of		Statement of
hedging instruments	assets and		assets and
under ASC 815	liabilities location	Market value	liabilities location	Market value

Foreign exchange
contracts	Receivables	$1,589,658	Payables	$1,604,005

Total		$1,589,658		$1,604,005

The following is a summary of realized and change in unrealized gains or losses of derivative instruments on the Statement of operations for the reporting period (see Note 1):

Amount of realized gain or (loss) on derivatives recognized in net gain or (loss) on investments

Derivatives not accounted for as hedging	Forward currency
instruments under ASC 815	contracts	Total

Foreign exchange contracts	$(2,093,226)	$(2,093,226)

Total	$(2,093,226)	$(2,093,226)

Change in unrealized appreciation or (depreciation) on derivatives recognized in net gain or (loss) on investments

Derivatives not accounted for as hedging	Forward currency
instruments under ASC 815	contracts	Total

Foreign exchange contracts	$1,524,672	$1,524,672

Total	$1,524,672	$1,524,672

Note 6: Investment in Putnam Money Market Liquidity Fund

The fund invested in Putnam Money Market Liquidity Fund, an open-end management investment company managed by Putnam Management. Investments in Putnam Money Market Liquidity Fund are valued at its closing net asset value each business day. Income distributions earned by the fund are recorded as interest income in the Statement of operations and totaled $1,553 for the reporting period. During the reporting period, cost of purchases and proceeds of sales of investments in Putnam Money Market Liquidity Fund aggregated $53,768,230 and $53,795,457, respectively. Management fees charged to Putnam Money Market Liquidity Fund have been waived by Putnam Management.

Note 7: Market, credit and other risks

In the normal course of business, the fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the contracting party to the transaction to perform (credit risk). The fund may be exposed to additional credit risk that an institution or other entity with which the fund has unsettled or open transactions will default. Investments in foreign securities involve certain risks, including those related to economic instability, unfavorable political developments, and currency fluctuations, not present with domestic investments.

Note 8: Regulatory matters and litigation

In late 2003 and 2004, Putnam Management settled charges brought by the SEC and the Massachusetts Securities Division in connection with excessive short-term trading in Putnam funds. In July 2011, the fund recorded a receivable of $3,597,168 related to restitution amounts in connection with a distribution plan approved by the SEC. This amount, which was received by the fund in December 2011, is reported as part of Increase in capital from settlement payments on the Statement of changes in net assets. These allegations and related matters have served as the general basis for certain lawsuits, including purported class action lawsuits against Putnam Management and, in a limited number of cases, some Putnam funds. In May 2011, the fund received a payment of $161,045 related to settlement of those lawsuits. This amount is reported as a part of Increase in capital from settlement payments on the Statement of changes in net assets. Putnam Management has agreed to bear any costs incurred by the Putnam funds as a result of these matters.

Note 9: New accounting pronouncements

In May 2011, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update (ASU) 2011–04 “Fair Value Measurements and Disclosures (Topic 820) — Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and IFRS”. ASU 2011–04 amends FASB Topic 820 “Fair Value Measurement” and seeks to develop common requirements for measuring fair value and for disclosing information about fair value measurements in accordance with GAAP. ASU 2011–04 is effective for fiscal years and interim periods beginning after December 15, 2011. The application of ASU 2011–04 will not have a material impact on the fund’s financial statements.

In December 2011, the FASB issued ASU No. 2011–11 “Disclosures about Offsetting Assets and Liabilities”. The update creates new disclosure requirements requiring entities to disclose both gross and net information for derivatives and other financial instruments that are either offset in the Statement of assets and liabilities or subject to an enforceable master netting arrangement or similar agreement. The disclosure requirements are effective for annual reporting periods beginning on or after January 1, 2013 and interim periods within those annual periods. Putnam Management is currently evaluating the application of ASU 2011–11 and its impact, if any, on the fund’s financial statements.

Services for shareholders

Investor services

Systematic investment plan Tell us how much you wish to invest regularly — weekly, semimonthly, or monthly — and the amount you choose will be transferred automatically from your checking or savings account. There’s no additional fee for this service, and you can suspend it at any time. This plan may be a great way to save for college expenses or to plan for your retirement.

Please note that regular investing does not guarantee a profit or protect against loss in a declining market. Before arranging a systematic investment plan, consider your financial ability to continue making purchases in periods when prices are low.

Systematic exchange You can make regular transfers from one Putnam fund to another Putnam fund. There are no additional fees for this service, and you can cancel or change your options at any time.

Dividends PLUS You can choose to have the dividend distributions from one of your Putnam funds automatically reinvested in another Putnam fund at no additional charge.

Free exchange privilege You can exchange money between Putnam funds free of charge, as long as they are the same class of shares. A signature guarantee is required if you are exchanging more than $500,000. The fund reserves the right to revise or terminate the exchange privilege.

Reinstatement privilege If you’ve sold Putnam shares or received a check for a dividend or capital gain, you may reinvest the proceeds with Putnam within 90 days of the transaction and they will be reinvested at the fund’s current net asset value — with no sales charge. However, reinstatement of class B shares may have special tax consequences. Ask your financial or tax representative for details.

Check-writing service You have ready access to many Putnam accounts. It’s as simple as writing a check, and there are no special fees or service charges. For more information about the check-writing service, call Putnam or visit our website.

Dollar cost averaging When you’re investing for long-term goals, it’s time, not timing, that counts. Investing on a systematic basis is a better strategy than trying to figure out when the markets will go up or down. This means investing the same amount of money regularly over a long period. This method of investing is called dollar cost averaging. When a fund’s share price declines, your investment dollars buy more shares at lower prices. When it increases, they buy fewer shares. Over time, you will pay a lower average price per share.

For more information

Visit the Individual Investors section at putnam.com A secure section of our website contains complete information on your account, including balances and transactions, updated daily. You may also conduct transactions, such as exchanges, additional investments, and address changes. Log on today to get your password.

Call us toll free at 1-800-225-1581 Ask a helpful Putnam representative or your financial advisor for details about any of these or other services, or see your prospectus.

Fund information

Founded 75 years ago, Putnam Investments was built around the concept that a balance between risk and reward is the hallmark of a well-rounded financial program. We manage over 100 funds across income, value, blend, growth, asset allocation, absolute return, and global sector categories.

Investment Manager	Robert J. Darretta	Mark C. Trenchard
Putnam Investment	John A. Hill	Vice President and
Management, LLC	Paul L. Joskow	BSA Compliance Officer
One Post Office Square	Elizabeth T. Kennan
Boston, MA 02109	Kenneth R. Leibler	Robert T. Burns
	Robert E. Patterson	Vice President and
Investment Sub-Manager	George Putnam, III	Chief Legal Officer
Putnam Investments Limited	Robert L. Reynolds
57–59 St James’s Street	W. Thomas Stephens	James P. Pappas
London, England SW1A 1LD		Vice President
Officers
Investment Sub-Advisor	Robert L. Reynolds	Judith Cohen
The Putnam Advisory	President	Vice President, Clerk and
Company, LLC		Assistant Treasurer
One Post Office Square	Jonathan S. Horwitz
Boston, MA 02109	Executive Vice President,	Michael Higgins
	Principal Executive	Vice President, Senior Associate
Marketing Services	Officer, Treasurer and	Treasurer and Assistant Clerk
Putnam Retail Management	Compliance Liaison
One Post Office Square		Nancy E. Florek
Boston, MA 02109	Steven D. Krichmar	Vice President, Assistant Clerk,
	Vice President and	Assistant Treasurer and
Custodian	Principal Financial Officer	Proxy Manager
State Street Bank
and Trust Company	Janet C. Smith	Susan G. Malloy
	Vice President, Assistant	Vice President and
Legal Counsel	Treasurer and Principal	Assistant Treasurer
Ropes & Gray LLP	Accounting Officer

Trustees	Robert R. Leveille
Jameson A. Baxter, Chair	Vice President and
Ravi Akhoury	Chief Compliance Officer
Barbara M. Baumann
Charles B. Curtis

This report is for the information of shareholders of Putnam International Growth Fund. It may also be used as sales literature when preceded or accompanied by the current prospectus, the most recent copy of Putnam’s Quarterly Performance Summary, and Putnam’s Quarterly Ranking Summary. For more recent performance, please visit putnam.com. Investors should carefully consider the investment objectives, risks, charges, and expenses of a fund, which are described in its prospectus. For this and other information or to request a prospectus or summary prospectus, call 1-800-225-1581 toll free. Please read the prospectus carefully before investing. The fund’s Statement of Additional Information contains additional information about the fund’s Trustees and is available without charge upon request by calling 1-800-225-1581.

1937 75 YEARS 2012

A BALANCED APPROACH

Since 1937, when George Putnam created a diverse mix of stocks and bonds in a single, professionally managed portfolio, Putnam has championed the balanced approach.

A WORLD OF INVESTING

Today, we offer investors a world of equity, fixed-income, multi-asset, and absolute-return portfolios to suit a range of financial goals.

A COMMITMENT TO EXCELLENCE

Our portfolio managers seek superior results over time, backed by original, fundamental research on a global scale. We believe in the value of experienced financial advice, in providing exemplary service, and in putting clients first in all we do.

Putnam INVESTMENTS

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SA010
273812 5/12

Item 2. Code of Ethics:

Not applicable

Item 3. Audit Committee Financial Expert:

Not applicable

Item 4. Principal Accountant Fees and Services:

Not applicable

Item 5. Audit Committee of Listed Registrants

Not applicable

Item 6. Schedule of Investments:

The registrant’s schedule of investments in unaffiliated issuers is included in the report to shareholders in Item 1 above.

Item 7. Disclosure of Proxy Voting Policies and Procedures For Closed-End Management Investment Companies:

Not applicable

Item 8. Portfolio Managers of Closed-End Investment Companies

Not Applicable

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers:

Not applicable

Item 10. Submission of Matters to a Vote of Security Holders:

Not applicable

Item 11. Controls and Procedures:

(a) The registrant’s principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant’s disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the design and operation of such procedures are generally effective to provide reasonable assurance that information required to be disclosed by the registrant in this report is recorded, processed, summarized and reported within the time periods specified in the Commission’s rules and forms.

(b) Changes in internal control over financial reporting: Not applicable

Item 12. Exhibits:

(a)(1) Not applicable

(a)(2) Separate certifications for the principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are filed herewith.

(b) The certifications required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended, are filed herewith.

Putnam Investment Funds

By (Signature and Title):

/s/Janet C. Smith Janet C. Smith Principal Accounting Officer

Date: May 29, 2012

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):

/s/Jonathan S. Horwitz Jonathan S. Horwitz Principal Executive Officer

Date: May 29, 2012

By (Signature and Title):

/s/Steven D. Krichmar Steven D. Krichmar Principal Financial Officer

Date: May 29, 2012